Exhibit 10.3

AMENDED AND RESTATED LOCK-UP AGREEMENT

THIS AMENDED AND RESTATED LOCK-UP AGREEMENT (this “Agreement”) is made and entered into as of [__________], 2024, by and among TV Ammo, Inc., a Texas corporation (the “Company”), the undersigned stockholders of the Company (collectively, the “Company Stockholders”), Breeze Holdings Acquisition Corp., a Delaware corporation (“Parent”), Breeze Sponsor, LLC, a Delaware limited liability company (the “Sponsor”), True Velocity, Inc., a Delaware corporation (“True Velocity”), and the undersigned stockholders of Parent (the “Parent Stockholders” and together with the Sponsor, the “Parent Initial Stockholders”). The Company Stockholders and the Parent Initial Stockholders are sometimes referred to herein individually as a “Stockholder” and collectively as the “Stockholders”. The Company, Parent, True Velocity and the Stockholders are sometimes referred to herein individually as a “Party” and collectively as the “Parties”. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Merger Agreement (as defined below).

WHEREAS, each of the Parent Initial Stockholders holds the number of shares of Parent common stock (“Parent Common Stock”) set forth opposite such Parent Initial Stockholder’s name on Exhibit A hereto;

WHEREAS, on November 9, 2022, the Company, the Company Stockholders, Parent, and the Parent Initial Stockholders, entered into that certain Lock-Up Agreement (the “Existing Lock-Up Agreement”), in connection with a proposed business combination and pursuant to the terms of that certain Merger Agreement and Plan of Reorganization, dated as of October 31, 2022, by and among Parent, BH Velocity Merger Sub, Inc., a Texas corporation (“Company Merger Sub”), and the Company;

WHEREAS, Parent, the Company, True Velocity, Breeze Merger Sub, Inc., a Delaware corporation (“Parent Merger Sub”), and Company Merger Sub, have entered into that certain Amended and Restated Merger Agreement and Plan of Reorganization (as it may be amended, restated or otherwise modified from time to time in accordance with its terms, the “Merger Agreement”), dated as of February [_____], 2024, pursuant to which, among other things, (a) Parent Merger Sub will merge with and into Parent, with the Parent Initial Stockholders receiving equivalent securities of True Velocity in exchange, and with Parent being the surviving corporation as a wholly-owned subsidiary of True Velocity (the “Parent Merger”), and (b) Company Merger Sub will merge with and into the Company, with the Company Stockholders receiving equivalent securities of True Velocity in exchange, and with the Company being the surviving corporation as a wholly-owned subsidiary of True Velocity (the “Company Merger” and, together with the Parent Merger, the “Mergers”);WHEREAS, the Merger Agreement contemplates that the Parties will enter into this Agreement, pursuant to which the common stock of True Velocity, par value of $0.0001 per share (“True Velocity Common Stock”), held by the Stockholders immediately following the Parent Merger Effective Time and the Company Merger Effective Time, as applicable (together with any securities paid as dividends or distributions with respect to such securities or into which such securities are exchanged or converted), shall become subject to the limitations on disposition set forth herein; and

WHEREAS, the Parties desire to amend and restate the Existing Lock-Up Agreement on the terms and conditions set forth in this Agreement.

NOW, THEREFORE, in consideration of the premises set forth above, which are incorporated in this Agreement as if fully set forth below, and the mutual promises set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the Parties hereby agree as follows:

1. For purposes of this Agreement:

(a) the term “Early Release Period” means the period beginning on the date that is the day after the four-month anniversary of the Closing Date and ending on the date that is the eight-month anniversary of the Closing Date;

(b) the term “Lock-up Period” means the period beginning on the Closing Date and ending on the date that is eight (8) months after the Closing Date; provided, that the Lock-Up Period may be shortened in accordance with the terms of Section 2(a) or Section 2(b);

(c) the term “Lock-up Shares” means any shares of True Velocity Common Stock held by the Stockholders immediately following the each of the Parent Merger Effective Time and the Company Merger Effective Time, as applicable, or acquired thereafter;

(d) the term “Permitted Transferee” means any Person to whom a Stockholder is permitted to transfer Lock-up Shares prior to the expiration of the Lock-up Period pursuant to Section 2(c);

(e) the term “Stock Price Level” means a daily volume weighted average closing sale price of True Velocity Common Stock quoted on the Nasdaq Capital Market (or such other principal securities exchange or securities market on which shares of True Velocity Common Stock are then traded) for any twenty (20) Trading Days within any thirty (30) consecutive Trading Day period; and

(f) the term “Transfer” means any (i) voluntary or involuntary transfer, sale of, offer to sell, contract or agreement to sell, hypothecation, pledge, grant of any option to purchase or otherwise dispose of (whether by operation of law or otherwise) or agreement to dispose of or establishment or increase of a put equivalent position or liquidation with respect to or decrease of a call equivalent position within the meaning of Section 16 of the Exchange Act, and the rules and regulations promulgated thereunder, with respect to, any security, (ii) entry into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any security, whether any such transaction is to be settled by delivery of such securities, in cash or otherwise, or (iii) public announcement of any intention to effect any transaction specified in clause (i) or (ii).

2. Lock-Up Provisions.

(a) Each of the Stockholders hereby agrees that it shall not, and shall cause its Permitted Transferees not to, Transfer any Lock-Up Shares during the Lock-Up Period (the “Transfer Restriction”), except as permitted in accordance with the following:

(i)	during the Early Release Period, the Transfer Restriction shall expire with respect to ten percent (10%) of the Lock-Up Shares held by each Stockholder (the “First Tranche”) if a Stock Price Level equal to or greater than $12.50 is achieved;

(ii)	during the Early Release Period and after or concurrently with the satisfaction of the conditions precedent for the early expiration of the Transfer Restriction with respect to the First Tranche under Section 2(a)(i), the Transfer Restriction shall expire with respect to an additional ten percent (10%) of the Lock-Up Shares (the “Second Tranche”), if a Stock Price Level equal to or greater than $15.00 is achieved; and

(iii)	on the date on which True Velocity completes a Subsequent Transaction, the Transfer Restriction will expire with respect to all Lock-Up Shares.

(b) Notwithstanding anything to the contrary in this Agreement, each of the Parties hereby acknowledges and agrees that, at any time during the Lock-Up Period and no earlier than six (6) months after the Closing Date, the board of directors of True Velocity (the “Board”) may, in its sole discretion, resolve to terminate, in whole or in part, the Transfer Restriction; provided, that any termination of the Transfer Restriction in part shall apply pro rata to the Stockholders; and, provided, further, that the approval of such resolution of the Board shall (i) be given at a meeting of the Board called for the purpose of considering and voting upon such resolution and (ii) include at least a majority of the “independent” (as such term is defined in Rule 5605(a)(2) of the Nasdaq Capital Market Listing Requirements) members of the Board.

(c) Notwithstanding the provisions set forth in Section 2(a), each of the Stockholders and its respective Permitted Transferees may Transfer, in whole or in part, its Lock-up Shares during the Lock-up Period (i) to any Affiliate(s) of such Stockholder, (ii) in the case of an individual Stockholder, to a member of such individual’s immediate family (including such Stockholder’s spouse or ancestors, descendants or siblings (in each case, whether by blood, marriage or adoption)) or to a trust, the beneficiary of which is such Stockholder or a member of such Stockholder’s immediate family, or (iii), in the case of an individual Stockholder, by virtue of laws of descent and distribution upon the death of such Stockholder.

(d) The per share prices of the True Velocity Common Stock referenced in this Agreement shall be equitably adjusted on account of any changes in the equity securities of True Velocity by way of stock split, stock dividend, combination or reclassification, or through any merger, consolidation, reorganization, recapitalization or business combination, or by any other means.

(e) If any Transfer is made or attempted contrary to the provisions of this Agreement, such Transfer shall be null and void ab initio, and True Velocity shall refuse to recognize any such Transfer and any such transferee of Lock-Up Shares as one of its equity holders for any purpose. In order to enforce this Section 2(e), True Velocity may impose stop-transfer instructions with respect to the Lock-Up Shares in accordance with the terms of this Agreement until the end of Lock-Up Period.

(f) During the Lock-Up Period, each certificate (if any are issued) evidencing any Lock-Up Shares shall be stamped or otherwise imprinted with a legend in substantially the following form, in addition to any other applicable legends:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER AS SET FORTH IN THAT CERTAIN AMENDED AND RESTATED LOCK-UP AGREEMENT, DATED AS OF [______], 2024, BY AND AMONG THE ISSUER OF SUCH SECURITIES (THE “ISSUER”) THE ISSUER’S SECURITY HOLDER NAMED IN THIS CERTIFICATE AND THE OTHER PARTIES THERETO. A COPY OF SUCH AMENDED AND RESTATED LOCK-UP AGREEMENT WILL BE FURNISHED WITHOUT CHARGE BY THE ISSUER TO THE HOLDER HEREOF UPON WRITTEN REQUEST.”

(g) For the avoidance of any doubt, each of the Stockholders shall retain all of his, her or its rights as a stockholder of True Velocity with respect to his, her or its Lock-Up Shares during the Lock-Up Period, including the right to vote any Lock-Up Shares.

3. Miscellaneous.

(a) Effective Date. This Agreement shall become effective at the Parent Merger Effective Time.

(b) Termination of the Merger Agreement. Notwithstanding anything to the contrary contained herein, in the event that the Merger Agreement is terminated in accordance with its terms prior to the Parent Merger Effective Time, this Agreement and all rights and obligations of the Parties hereunder shall automatically terminate and be of no further force or effect.

(c) Binding Effect; Assignment. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the Parties hereto and their respective permitted successors and assigns. Except as otherwise provided in this Agreement, this Agreement and all obligations of the Parties are personal to the Parties and may not be transferred or delegated by the Parties at any time.

(d) Third Parties. Nothing contained in this Agreement or in any instrument or document executed by any Party in connection with the transactions contemplated hereby shall create any rights in, or be deemed to have been executed for the benefit of, any person or entity that is not a Party hereto or thereto.

(e) Governing Law; Jurisdiction. This Agreement shall be governed by and construed in accordance with the Laws of the State of Delaware, without giving effect to any choice of Law or conflict of Law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the law of any jurisdiction other than the State of Delaware. Each Party (a) irrevocably consents to the service of the summons and complaint and any other process in any Action relating to the transactions contemplated by this Agreement, for and on behalf of itself or any of its properties or assets, in accordance with this Section 3(e) or in such other manner as may be permitted by applicable Law and that such process may be served in the manner of giving notices in Section 3(h) and that nothing in this Section 3(e) shall affect the right of any Party to serve legal process in any other manner permitted by applicable Law, (b) irrevocably and unconditionally consents and submits itself and its properties and assets in any Action or proceeding to the exclusive general jurisdiction of the Court of Chancery of the State of Delaware (the “Chancery Court”) (or, only if the Chancery Court declines to accept jurisdiction over a particular matter, any state or federal court within the State of Delaware) in the event any dispute or controversy arises out of this Agreement or the transactions contemplated hereby, or for recognition and enforcement of any Order in respect thereof, (c) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court, (d) waives any objection that it may now or hereafter have to the venue of any such Action in any such court or that such Action was brought in an inconvenient court and agrees not to plead or claim the same, and (e) agrees that it will not bring any such Action in any court other than the aforesaid courts. Each Party agrees that a final Order in any Action in such courts as provided above shall be conclusive and may be enforced in other jurisdictions by suit on the Order or in any other manner provided by applicable Law.

(f) WAIVER OF JURY TRIAL. EACH OF THE PARTIES HEREBY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY ACTION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY HEREBY (i) CERTIFIES THAT NO REPRESENTATIVE OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF ANY ACTION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (ii) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 3(f).

(g) Interpretation. The titles and subtitles used in this Agreement are for convenience only and are not to be considered in construing or interpreting this Agreement. In this Agreement, unless the context otherwise requires: (i) any pronoun used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns, pronouns and verbs shall include the plural and vice versa; (ii) “including” (and with correlative meaning “include”) means “including” without limiting the generality of any description preceding or succeeding such term and shall be deemed in each case to be followed by the words “without limitation”; (iii) the words “herein,” “hereto,” and “hereby” and other words of similar import in this Agreement shall be deemed in each case to refer to this Agreement as a whole and not to any particular section or other subdivision of this Agreement; and (iv) the term “or” means “and/or”. The Parties have participated jointly in the negotiation and drafting of this Agreement. Consequently, in the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the Parties, and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any provision of this Agreement.

(h) Notices. All notices, consents, waivers and other communications hereunder shall be in writing and shall be deemed to have been duly given when delivered (i) in person, (ii) by e-mail (having obtained electronic delivery confirmation thereof), (iii) one (1) Business Day after being sent, if sent by reputable, nationally recognized overnight courier service or (iv) three (3) Business Days after being mailed, if sent by registered or certified mail, pre-paid and return receipt requested; provided, however, that notice given pursuant to clauses (iii) and (iv) above shall not be effective unless a duplicate copy of such notice is also given in person or by e-mail (having obtained electronic delivery confirmation thereof), in each case to the addresses specified on the signature pages hereto (or at such other addresses for a Party as shall be specified by like notice).

(i) Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance, and either retroactively or prospectively) only with the written consent of the Parties or the Party agreeing to be bound thereby, respectively. No failure or delay by a Party in exercising any right hereunder shall operate as a waiver thereof. No waivers of or exceptions to any term, condition, or provision of this Agreement, in any one or more instances, shall be deemed to be or construed as a further or continuing waiver of any such term, condition, or provision.

(j) Severability. In case any provision in this Agreement shall be held invalid, illegal or unenforceable in a jurisdiction, such provision shall be modified or deleted, as to the jurisdiction involved, only to the extent necessary to render the same valid, legal and enforceable, and the validity, legality and enforceability of the remaining provisions hereof shall not in any way be affected or impaired thereby nor shall the validity, legality or enforceability of such provision be affected thereby in any other jurisdiction. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the Parties will substitute for any invalid, illegal or unenforceable provision a suitable and equitable provision that carries out, so far as may be valid, legal and enforceable, the intent and purpose of such invalid, illegal or unenforceable provision.

(k) Specific Performance. Each of the Parties acknowledges that its obligations under this Agreement are unique and recognizes and affirms that in the event of a breach of this Agreement by such Party, money damages will be inadequate and the other Parties will have no adequate remedy at law, and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed by the other Parties in accordance with their specific terms or were otherwise breached. Accordingly, each of the Parties shall be entitled to an injunction or restraining order to prevent breaches of this Agreement by the other Parties and to enforce specifically the terms and provisions hereof, without the requirement to post any bond or other security or to prove that money damages would be inadequate, this being in addition to any other right or remedy to which such Parties may be entitled under this Agreement, at law or in equity.

(l) Entire Agreement. This Agreement constitutes the full and entire understanding and agreement among the Parties with respect to the subject matter hereof and supersedes any other written or oral agreement relating to the subject matter hereof existing between the Parties; provided, that, for the avoidance of doubt, the foregoing shall not affect the rights and obligations of the Parties under the Merger Agreement or any other Ancillary Agreement. Notwithstanding the foregoing, nothing in this Agreement shall limit any of the rights or remedies or obligations of the Parties under any other agreement between any of the Parties, or any certificate or instrument executed by any of the Parties.

(m) Further Assurances. From time to time, at another Party’s reasonable request and without further consideration (but at the requesting Party’s reasonable cost and expense), each Party shall execute and deliver such additional documents and take all such further action as may be reasonably necessary to consummate the transactions contemplated by this Agreement.

(n) Counterparts; Facsimile. This Agreement may also be executed and delivered by facsimile signature or by email in portable document or other electronic format in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[Remainder of Page Intentionally Left Blank; Signature Pages Follow]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first written above.

Parent:

BREEZE HOLDINGS ACQUISITION CORP.

By:
Name:	J. Douglas Ramsey, Ph.D.
Title:	CEO & CFO
Email:	doug@breezeacquisition.com
Address:

Breeze Holdings Acquisition Corp.
955 W. John Carpenter Fwy., Suite 100-929
Irving, TX 75039
Attention: J. Douglas Ramsey, Ph.D.

SPONSOR:

BREEZE SPONSOR, LLC

By:
Name:	J. Douglas Ramsey, Ph.D
Title:	Manager
Email:	doug@breezeacquisition.com
Address:

Breeze Holdings Acquisition Corp.
955 W. John Carpenter Fwy., Suite 100-929
Irving, TX 75039
Attention: J. Douglas Ramsey, Ph.D.

[Signature Page to Amended and Restated Lock-Up Agreement]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed as of the date first written above.

TRUE VELOCITY:

TRUE VELOCITY, INC.

By:
Name:
Title:
Email:
Address:

[Signature Page to Amended and Restated Lock-Up Agreement]

 IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first written above.

PARENT STOCKHOLDERS:

I-BANKERS SECURITIES, INC.

By:
Name:
Title:
Email:
Address:

Albert McLelland
Email:
Address:

Daniel L. Hunt
Email:
Address:

Robert Lee Thomas
Email:
Address:

Bill Stark
Email:
Address:

[Signature Page to Amended and Restated Lock-Up Agreement]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first written above.

COMPANY:

TV AMMO, INC.

By:
Name:	Kevin Boscamp
Title:	Co-Chief Executive Officer
Email:	kboscamp@tvammo.com
Address:

TV Ammo, Inc.
1036 Nicholson Rd
Garland, TX 75042
Attention: Kevin Boscamp

[Signature Page to Amended and Restated Lock-Up Agreement]

 IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first written above.

COMPANY STOCKHOLDERS:

Investor Name (Individual):

By:

Investor Name (Entity):

By:

Name:

Title:

[Signature Page to Amended and Restated Lock-Up Agreement]